Exhibit 99.2  ALL PRESS RELEASES SINCE October 11, 2004 to November 3, 2004.

                        Tiger Telematics' ships Gizmondo

         Gizmondo en route to retail and ready to delight UK audiences


London, 29th October 2004 - Gizmondo Europe Ltd (Gizmondo), subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (NASDAQ: TGTL), confirmed today it begins shipping the new handheld console as part of a strategic retail roll out in the UK.

Some of the first units to be released will be on display at the forthcoming Best of Stuff 2004 show in London on the 5-7th November.

This will be the first opportunity many have had to sample all the features of the Gizmondo, including the GPS and GPRS functionality, as well as the remarkable 3D power of the new NVIDIA GoForce 4500 chipset.

Presented  through the upcoming  launch period will be twelve games,  including:
Super Drop Mania, Angel Fish, Colours, Richard Burns Rally, Interstellar Flames 2, and Stuntcar Extreme. Also included in the retail pack will be a contract-free SIM card, mains charger, a pair of headphones, battery, and a USB cable, making the device ready to use straight out of the box.

Carl Freer, Managing Director, Gizmondo Europe, says: "As the newcomers, we've had to play many cards close to our chest, but this is about to change. Over the coming weeks, there will be a series of Gizmondo announcements, as we go to market." He continued, "The Gizmondo is a great product, we're extremely proud of it, and we're equally delighted that the UK will be the first launch platform."


About Gizmondo

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets from the first quarter 2005.

About Some of the Games

Super Drop Mania
Inspired from the all time classic of simple brilliance, Tetris, Super Drop Mania is the game for ultimate fun at every moment.

It's the simple things in life that often give the most pleasure. And Super Drop Mania is no exception. Enjoy colourful and simplistic gameplay at its best. While maintaining the addictive nature of the original game, Super Drop Mania brings additional depth to the party in the form of special combos, allowing smart players to rack up monster scores. Add beautiful, vibrant backgrounds and catchy audio and you have the most pleasurable experience to be found in your pocket.

Angel Fish
The earth is destroyed by aliens and you are left with nothing but vengeance. Welcome to our new game - Angel Fish.

The Sirians came and conquered. Your cities lie in ruins and the alien attackers have stripped the last of your planet's resources. Your species has been extinguished, your culture completely annihilated. Everyone you know and love is dead. There is nothing left but vengeance. That's bad odds. Take the role of a futuristic fighter pilot and unleash the awesome firepower of the Angel Fish. Beautifully hand drawn parallax environments complement this intense old school 2D shooter. You get all the intense action of an arcade game, in your pocket.

Stuntcar Extreme
Stuntcar Extreme is a fast-paced arcade-style driving game, similar to the original Stunt Car Racer. This is the most extreme form of racing, and only the best of the best, or the craziest of the crazy participate in the hair-raising duels on the dangerous tracks.

The Player races against zany characters on various tracks with difficult hills, jumps and other stunt racing obstacles. The player has three different racing modes available to him: Arcade mode racing for quick thrills, ascending the ranks of stunt drivers in the Championship-mode or Multiplayer challenges via Bluetooth.

The game is set in the 1980s: the cars and overall look and feel of the game reflect this fashionable retro style. In the world of Stuntcar Extreme, Bullitt meets Cannonball Run - sideburns flaming! Extreme racing equals extreme fun!

About Tiger Telematics and Gizmondo Europe
Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

For further information please contact:

Global Media:
James Beaven
Indigo Pearl
For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545

Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

               Tiger Telematics' to open flagship Gizmondo store

Gizmondo takes to the high street in Central London as launch strategy gathers momentum

London, 2nd November 2004 - Gizmondo Europe Ltd (Gizmondo), subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (NASDAQ: TGTL), is proud to announce that a flagship Gizmondo store will be opening in Carnaby Street, one of the most wellknown and youth-orientated retail areas in central London, in the run up to Xmas. The retail store will act as a showcase for the Gizmondo, software and accessories, allowing consumers to get hands on with the very latest kit. In addition, products in development will be shown from time to time, allowing focus testing and other valuable market research. "Having such a highly prized retail location to showcase the product will prove invaluable in many respects, but most of all, in providing an open line of communication to the consumer," said Carl Freer, Managing Director, Gizmondo Europe. "We don't see this flagship store as competition to other retail. The store's primary function will be to promote the device and the brand as a whole, which in turn will drive more traffic to every retailer stocking Gizmondo."

About Gizmondo

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets from the first quarter 2005.

About Tiger Telematics and Gizmondo Europe

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

         Tigertelematics' Gizmondo bolsters online presence for launch

Gizmondo strengthens online presence as part of controlled launch strategy with unveiling of a new Gizmondo official website

LONDON, 1st November, 2004 - Gizmondo Europe Ltd (Gizmondo), subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (NASDAQ: TGTL), unveiled the 'new look' Gizmondo official website www.gizmondo.com which will open the doors to unrivalled levels of entertainment, delivered via the handheld gaming console, which began shipping on Friday.

The impending launch of Gizmondo in the UK to media and retail will present the first opportunity to sample all the features of the device, including the GPS and GPRS functionality.

The new website site reflects forthcoming marketing activity in terms of design, communication, and content. It will also act as the access point for the Gizmondo music download website, in conjunction with OD2, for one of the largest online music resources on the web, as well as news and developments, game information, interviews, and downloads. Carl Freer, Managing Director, Gizmondo, says: "The Gizmondo is all about entertainment and the new website is reflection of this philosophy." He continued, "It's an intrinsic part of our launch strategy, primarily to keep consumers informed of new developments and opportunities, but it will also evolve alongside the Gizmondo as an online resource, reference, and entertainment environment."

Niclas Hermansson, head of digital marketing at Gizmondo, says: "The new website focuses on more appealing and innovative content for consumers, media and partners, as well as being used as a tool for differentiated marketing to specifically targeted groups. It has a new graphic profile. We've left behind the darker tones and given the whole environment a much fresher pace and feel. On a technical side, new applications and entertainment downloads for the Gizmondo, like music and films, are now possible. In the near future, we will also present leading edge technology in connecting the web with physical units of the Gizmondo. Regardless of what users are looking for at the new website, we want them to find it quickly and easily."

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets from the first quarter 2005.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL.PK) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com
###

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

                       Tiger Telematics' takes on Mother

Gizmondo launch campaign boosted further by Mother London's creative expertise London, 28th October 2004 - Gizmondo Europe Ltd (Gizmondo), subsidiary of Jacksonville, Florida-based Tiger Telematics Inc (NASDAQ: TGTL), have signed creative agency, Mother, to develop and produce the Gizmondo launch advertising campaign in the UK and the subsequent global roll-out in 2005.

The move comes after many rounds of pitching from top London agencies, but Mother's proposal and overall understanding of Gizmondo Europe's agenda, set them apart as the clear choice. Mother is the UK's multi-awarded creative agency, ranked number one in both client and industry creativity leagues in 2003 and 2004*. The agency's world-wide creative reputation has won it major clients in hugely diverse areas of business from Coca-Cola to Boots, Orange, to Miller and Selfridges to The Observer. The agency has also enjoyed a very successful first year since opening New York in December 2003, winning The NBA, People Magazine and Miramax business amongst their many new brand assignments.

Carl Freer, Managing Director, Gizmondo Europe, says: "The team at Mother came back right on the button from the brief we gave them." He continued, "Their creative expertise, flair, and understanding of our demographic makes this an ideal partnership." Stef Calcraft at Mother said: "Gizmondo is scary. It is a genuine leap forward and has beaten everyone else to market. It will stir things up and is just about as Mother as any client can get."

* No.1 ranked Agency for creativity, 2003 and 2004-Marketing Week Annual Client Agency Survey. No.1 ranked Agency for creativity, 2003 and 2004-Creative Review Annual Peer Poll Review.

About Gizmondo

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasts a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor and incorporates the GoForce 3D 4500 Nvidia graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

The Gizmondo device and its games are due for launch in the UK in the fourth quarter 2004 and in North American markets from the first quarter 2005.

About Tiger Telematics and Gizmondo Europe

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

For further information please contact:
Global Media:
James Beaven
Indigo Pearl

For and on behalf of Tiger Telematics, Inc. and Gizmondo Europe Ltd. +44 208 964 4545
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

   Tiger Telematics reaches agreement with leading retail distribution expert

Gizmondo chooses Ditan as partner for inventory management, retail distribution JACKSONVILLE, FL, New Jersey - October 18, 2004: Tiger Telematics (other OTC:
TGTL) parent company of Gizmondo Europe Ltd, maker of Gizmondo, a next-generation mobile entertainment device, today announced an agreement with leading retail distribution provider Ditan Corporation. Ditan will provide the inventory management and physical distribution of Gizmondo products to the USA retail market.

The heads of agreement became effective October 2004 and currently covers physical distribution in excess of 1.8 million units (hardware, software and the accessories range) and clients include all main USA retailers.

"The best thing we can do for our customers is to execute logistics management and supplychain strategies flawlessly, so that our customers, like Gizmondo, can focus on what they do best - innovating the gaming market with new, exciting consumer electronics products," said William Hecksteden, Chief Logistics Officer of Ditan Corporation. "We're proud to have been chosen by a world innovator like Gizmondo to play a role in bringing their products to market."

Jamie Robertson, Head of Sales, Gizmondo Europe Ltd says: "Ditan fulfills the Gizmondo brief excellently. Their logistics model generates cost savings and competitive advantages, and most crucially it gets us 'to market' seamlessly and with nationwide capacity." The deal further strengthens Gizmondo's sales infrastructure in North American markets. Sales and account management will be provided by Redline Marketing and Tartan Sales with Ditan providing the delivery and support of physical products to US retailers.

Speaking of the deal, Todd Harris, President of Tartan Sales, says: "Ditan has numerous distribution centers and virtual warehouses within North America. They can ship Gizmondo products to 98% of the continental United States within two days."

And Dave Arundel, President of Redline Marketing, says: "It is an excellent choice. Ditan provides Gizmondo with the speed to supply hot spots and first-class logistics to properly manage inventory."

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasting a 2.8-inch TFT color screen with a Samsung ARM9 400Mhz processor incorporating the NVIDEA GoForce 3D 4500 graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS. Tiger Telematics is a designer, developer and marketer of mobile telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

About Ditan

Ditan Corporation is a leading logistics management and retail distribution provider specializing in direct-to-store distribution of innovative, time-sensitive products. Ditan's clients include manufacturers, publishers, major retail chains and distributors. By utilizing state-of-the-art information systems in conjunction with point-of-origin shipping capabilities and retail compliance expertise, Ditan reduces inventories, cuts transportation costs, speeds deliveries, and improves customer service for its customers. For more information, please visit www.ditan.com.

For further information please contact:

Global Media:
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752
Mike Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

              Tiger Telematics in co-operation with well-respected
                         game industry veterans Warthog

               Warthog to unleash Richard Burns Rally on Gizmondo

London, 12 October 2004: Tiger Telematics (other OTC: TGTL) parent company of Gizmondo Europe Ltd, and Warthog today announced a new partnership. Warthog will support the eagerly anticipated, new, handheld multientertainer with game content.

Warthog's first product for the Gizmondo will be the highly acclaimed Richard Burns Rally. With Richard Burns Rally Warthog will bring the realism and exhilaration of rallying to the handheld marketplace. The action packed driving requires speed, aggression and risk taking and brings a new level of realism to this genre.

Ashley Hall, CEO of Warthog Games says: "It is a very exciting proposition for us to take our games to another platform - to a console that is totally portable and provides full on entertainment. It's exciting for us, for Gizmondo and most of all for gamers."

Carl Freer, Managing Director, Gizmondo Europe says: "We really like Warthog's work and Richard Burns Rally makes an excellent addition to our gaming content. Warthog's pedigree in the game industry is a much-appreciated asset and we're very excited about what they're bringing to Gizmondo."

The street date for Richard Burns Rally on Gizmondo has yet to be confirmed, but when this multiformat game was released in the third quarter of 2004, it gained high praise from the media:

Official Xbox Magazine
"The sense of speed and danger is amazing"
Official PlayStation 2 magazine
"The most realistic rally game ever"
PC Gamer
"Richard Burns Rally is the scariest driving game we've ever played"
Auto Express
"Richard Burns Rally is a real winner"
BBC Radio 5 Live
"Cracking"

The Gizmondo is powered by a Microsoft Windows CE.net platform, boasting a 2.8-inch TFT colour screen with a Samsung ARM9 400Mhz processor incorporating the NVIDEA GoForce 3D 4500 graphics accelerator. It provides cutting-edge gaming, multimedia messaging, an MP3 music player, Mpeg4 movie playing capability, a digital camera and a GPRS network link to allow wide-area network gaming. Additionally, it contains a GPS chip for location based services, is equipped with Bluetooth for use in multi-player gaming and accepts MMC card accessories.

About Warthog:

Warthog is a critically acclaimed independent games developer with offices in the UK, USA and Sweden. Founded in 1997 and successfully floated on the London Stock Exchange with the symbol (WHOG) in 2001, Warthog has successfully shipped more than 20 games on all major platforms. Warthog has worked with and continues to work with major international publishers across the industry, including Universal, Electronic Arts, Activision, Warner Bros, SCi, and Infogrames. The company has worked on numerous high profile licences to develop video games including: Harry Potter and the Sorcerers Stone (EA), Rally Championship (SCi), Battlestar Galactica (Universal Interactive), Looney Tunes, Back in Action (Warner Bros/EA).

www.warthoggames.com

About Tiger Telematics and Gizmondo

Gizmondo Europe Ltd. is an owned subsidiary of Tiger Telematics Inc (TGTL) and is the maker of Gizmondo, a next-generation mobile entertainment device. Set to launch in 2004, the gaming device includes built-in music, video, messaging and picture functions and GPS.

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Tiger  Telematics  is a designer,  developer  and marketer of mobile  telematics systems and services that combine global GPS functions and voice recognition technology to locate and track vehicles and people down to street level in countries throughout the world. The systems are designed to operate on GPS and are currently being marketed to GSM current and potential subscribers, primarily by the company's United Kingdom based subsidiaries.

www.gizmondo.com
www.tigertelematics.com

For further information please contact
Global Media:
Patrik Wallgren, Head of Global Public Relations
+44 7813 647 752
Michael Carrender, CEO
Tiger Telematics, Inc.
+1 904-279-9240

Except for historical matters contained herein, the matters discussed in this press release are forward-looking and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect Tiger Telematics, Inc. and its subsidiary businesses and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors that could cause actual results to differ are Tiger Telematics Inc.'s operating history; competition; low barriers to entry; reliance on strategic relationships; rapid technological changes; inability to complete transactions on favourable terms; and those risks discussed in the Company's filings with the SEC.

Frazer Nash Communications Ltd
Telephone 01296 712522
Mobile 07788 971810
www.frazer-nash-communications.co.uk
fnc@frazer-nash-communications.co.uk